Exhibit 10.99
CHANGE ORDER
80 Acres Bridge Credit

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00054 DATE OF CHANGE ORDER: November 30, 2021

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order provides a credit to Company for unused costs associated with the permanent beam bridge at the existing north bridge location between 80 Acres and Lighthouse Road (“80 Acres Bridge”).

2.On 17 June 2021, the Parties executed Change Order No. CO-00047, dated 15 June 2021 for Contractor’s engineering, procurement and construction costs to install the 80 Acres Bridge, including demolition and removal of the existing north and south bridges currently in place.

3.On 28 September 2021, Contractor’s Bridge Supplier (Acrow Bridges) respectfully withdrew their intent to bid and declined the Work for reasons stated in Exhibit C of this Change Order.

4.On 19 November 2021, Owner requested a credit for CO-00047, which is the purpose of this Change Order.

5.The Parties agree a separate and complete Change Order shall be prepared for the 80 Acres Bridge, which will be subject to separate review and approval.

6.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

7.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53)	$17,846,936
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,739,509
4.	The Contract Price Applicable to Subproject 6(a) will be decreased by this Change Order in the amount of	$(914,941)
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,033,824,568

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,488,456,973
15.	The Contract Price will be decreased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$(914,941)
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,487,542,032

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
December 1, 2021	November 30, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Change in Law LPDES Permit - Water Treatment Filter Washing

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00055 DATE OF CHANGE ORDER: December 15, 2021

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), the Parties agree this Change Order includes Contractor’s actual cost impacts to the Water Treatment Filter Washing Work due to the Change in Law of the Louisiana Pollutant Discharge Elimination System (LPDES) Permit No. LA0122441.

The revised LPDES Permit superseded the 2018 Louisiana Department of Environmental Quality (LDEQ) Permit,
thereby revising the total suspended solid (TSS) levels from 90 mg/L to 30mg/L, which required a substantial change to Contractor’s execution of the Water Treatment Filter Washing Work. Refer to Exhibit C for the timeline of events.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53, 54)	$16,931,995
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,033,824,568
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$305,517
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,130,085

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,487,542,032
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$305,517
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,487,847,549

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
December 17, 2021	December 15, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Impacts from Hurricane Ida

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00056 DATE OF CHANGE ORDER: December 15, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes final and agreed-upon impacts to the Project caused by Hurricane Ida.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-55)	$17,237,512
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,130,085
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$775,032
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,034,905,117

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,487,847,549
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$775,032
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,488,622,581

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
December 17, 2021	December 15, 2021
Date of Signing	Date of Signing

CHANGE ORDER
Impacts from Hurricane Nicholas

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00057 DATE OF CHANGE ORDER: December 15, 2021

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes final and agreed-upon impacts to the Project caused by Hurricane Nicholas.

2. The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3. Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-56)	$18,012,544
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,034,905,117
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$98,631
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,035,003,748

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)....................................................	$2,488,622,581
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$98,631
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)................................	$2,488,721,212

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
December 17, 2021	December 15, 2021
Date of Signing	Date of Signing